UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2015

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices) (Zip Code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) William Lyon Homes (the “Company”) held its 2015 Annual Meeting of Stockholders on June 5, 2015 (the “Annual Meeting”). As of the close of business on April 13, 2015, the record date for eligibility to vote at the Annual Meeting, there were 28,370,514 shares of Class A Common Stock, $0.01 par value per share, and 3,813,884 shares of Class B Common Stock, $0.01 par value per share, outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock was entitled to one (1) vote per share, and each share of Class B Common Stock was entitled to five (5) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company’s common stock entitled to vote at the Annual Meeting was 47,439,934 votes. There were present in person or represented by proxy at the Annual Meeting stockholders holding an aggregate of 26,683,847 shares of common stock representing 82.90% of the outstanding shares of common stock of the Company, which shares held 41,939,384 votes, representing 88.40% of the total voting power of common stock of the Company, in each case which were entitled to vote at the Annual Meeting as determined on the record date.

(b) At the Annual Meeting, the stockholders of the Company:

(1) Elected all eight (8) of the Company’s nominees for director, with voting results as follows:

Name	Votes Cast For	Votes Withheld	Broker Non-Votes
Douglas K. Ammerman	38,614,760	1,900,188	1,424,436
Michael Barr	38,646,646	1,868,302	1,424,436
Gary H. Hunt	40,056,616	458,332	1,424,436
General William Lyon	38,647,162	1,867,786	1,424,436
William H. Lyon	40,051,457	463,491	1,424,436
Matthew R. Niemann	38,567,985	1,946,963	1,424,436
Nathaniel Redleaf	40,067,527	447,421	1,424,436
Lynn Carlson Schell	40,093,837	421,111	1,424,436

Based on the foregoing votes, each of the eight nominees named in the table above was elected and will serve as a director until the 2016 annual meeting of stockholders and until such director’s successor is duly elected and qualified or, if earlier, such director’s death, resignation or removal.

(2) Ratified the selection of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
41,928,532	7,013	3,839	—

(3) Approved, on an advisory basis, the compensation of the Company’s named executive officers, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
40,117,501	392,907	4,540	1,424,436

Item 7.01.	Regulation FD Disclosure.

Senior management of the Company will reference the materials included in Exhibit 99.1 to this report (the “Investor Presentation”) in investor/analyst meetings held on June 9 and 10, 2015. A copy of the Investor Presentation is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the Investor Presentation attached to this report as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. In addition, the Investor Presentation furnished as an exhibit to this report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2015

WILLIAM LYON HOMES

By:	/s/ Jason R. Liljestrom
Name:	Jason R. Liljestrom

Its:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation.